Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GLOBAL NATIONAL COMMUNICATIONS CORP. (the "Company") on Form 10-KSB for the year ended September 30, 2004 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Wu Wenbin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 13th day of January, 2005.
                                                          /s/ Wu Wenbin
                                                         -----------------------
                                                         Wu Wenbin
                                                         Chief Financial Officer